Exhibit 99.1

CTG Announces Changes in European Executive Leadership

Rénald Wauthier, Senior Vice President, Leaves Organization;
Bob Daelman Appointed to Lead Business Operations in Europe

BUFFALO, N.Y., November 21, 2022 – CTG (Nasdaq: CTG) ("Company"), a leading provider of digital IT solutions and services that drive clients' productivity and profitability in North America and Western Europe, today announced Rénald Wauthier, Senior Vice President of Europe, is immediately stepping down from his position. The Company has appointed Bob Daelman, the current Vice President of Belgium and the United Kingdom and Managing Director of Belgium, as his successor.

Under Mr. Wauthier's leadership, CTG Europe achieved many notable accomplishments, including:

•
Completing three acquisitions—Tech-IT, Soft Company, and StarDust—enhancing capabilities, adding talent, and driving CTG's expansion into France
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Measurably growing the Company's Luxembourg business from a small group of individuals to the current team of over 650 professionals
•
Achieving Great Place to Work certifications for all European areas of operation and the coveted recognition as a Best Place to Work in Belgium, Luxembourg, and the United Kingdom in 2022

"After a distinguished 27-year career with the Company, Rénald leaves CTG Europe in a strong position for continued growth. It has been my distinct pleasure to work closely with him throughout his career at CTG," said Filip Gydé, CTG President and CEO. "On behalf of the entire organization, I extend our sincere thanks to Rénald for his many years of valuable contributions and wish him the very best in his future endeavors."

Successor Appointed

Bob Daelman succeeds Mr. Wauthier and assumes the Senior Vice President of European Operations position, effective immediately. He has over 30 years of technology and IT solutions and services experience, including over 20 years at CTG in increasingly responsible sales and leadership roles.

"Bob has been instrumental in executing our growth strategy in Belgium and the United Kingdom," said Mr. Gydé. "His deep understanding of the IT services and solutions market, coupled with strong sales, operations, and leadership experience, positions him to lead the achievement of our European growth and profitability objectives."

As Senior Vice President, Mr. Daelman assumes executive responsibility for the strategic and operational leadership of CTG's European operations and will continue in his capacity as Managing Director of Belgium. He will lead the Company's European operations to develop, evolve, and drive the Company's digital IT solutions and services go-to-market strategy. Mr. Daelman joins the Company's executive leadership team and will report to Filip Gydé.

"I join Filip in thanking Rénald for his many years of service and contribution and am honored to be entrusted with this critical role. I am excited about CTG’s potential to gain new customers and deepen relationships with existing customers by serving as a critical partner in their efforts to drive productivity through automation and digitization. We have an exceptional team of professionals in Western Europe executing our plans to drive growth and deliver value to clients and shareholders," said Mr. Daelman.

Photos of Mr. Daelman and Mr. Wauthier are available upon request.

About CTG
CTG is a leading provider of digital transformation solutions and services that accelerate clients' project momentum and achievement of their desired IT and business outcomes. We have earned a reputation as a faster and more reliable, results-driven partner focused on the integration of digital technology into all areas of its clients to improve their operations and increase their value proposition. CTG's engagement in the digital transformation process drives improved data-driven decision making, meaningful business performance improvements, new and enhanced customer experiences, and continuous innovation. CTG has operations in North America, South America, Western Europe, and India. The Company regularly posts news and other important information at www.ctg.com.

Safe Harbor Statement
This document contains certain forward-looking statements concerning the Company's current expectations as to future growth, financial outlook, business strategy and performance expectations for 2022 and beyond and statements related to cost control, new business opportunities, financial performance, market demand, and other attributes of the Company, which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995. Generally, the words "anticipates," "believes," "expects," "plans," "may," "will," "might," "would," "should," "could," "seeks," "estimates," "project," "predict," "potential," "currently," "continue," "intends," "outlook," "forecasts," "target," and other similar words identify forward-looking statements. These statements are based upon the Company's current expectations and assumptions, a review of industry reports, current business conditions in the areas where the Company does business, feedback from existing and potential new clients, a review of current and proposed legislation and governmental regulations that may affect the Company and/or its clients, and other future events or circumstances. Actual results could differ materially from the outlook guidance, expectations, and other forward-looking statements as a result of a number of factors and risks, including among others, any new or continuing regulatory, social and business responses to the COVID-19 pandemic, or the potential impacts of any similar items on the Company’s business, operations, employees, contractors and clients, and the potential impacts of any similar future public health crisis, pandemic, or epidemic, the availability to the Company of qualified professional staff, currency exchange risks, domestic and foreign industry competition for clients and talent, increased bargaining power of large clients, the Company's ability to protect confidential client data, the partial or complete loss of the revenue the Company generates from International Business Machines Corporation (IBM), the ability to integrate businesses when acquired and retain their clients while achieving cost reduction targets, the uncertainty of clients' implementations of cost reduction projects, the effect of healthcare reform and initiatives, the mix of work between solutions and services and non-strategic technology services, risks associated with operating in foreign jurisdictions, renegotiations, nullification, or breaches of contracts with clients, vendors, subcontractors or other parties, current macroeconomic conditions such as inflation, the change in valuation of capitalized software balances, the impact of current and future laws and government regulation, as well as repeal or modification of such, affecting the information technology (IT) solutions and services and staffing industry, taxes and the Company's operations in particular, industry, economic and political conditions, including fluctuations in demand for IT services, consolidation among the Company's competitors or clients, the need to supplement or change our IT services in response to new offerings in the industry or changes in client requirements for IT products and solutions, actions of activist shareholders, and other risks with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and actions in the U.S. and abroad, such as the current conflict between Russia and the Ukraine, and volatility in the global credit and financial markets and economy, and other factors that involve risk and uncertainty including those listed in the Company's reports filed with the Securities and Exchange Commission. Such forward-looking statements should be read in conjunction with the Company's disclosures set forth in the Company's Form 10-K for the year ended December 31, 2021, including the uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections and other reports, including but not limited to subsequent quarterly reports on Form 10-Q, that may be filed from time to time with the Securities and Exchange Commission and may be obtained through the Securities and Exchange Commission's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at www.sec.gov.The Company assumes no obligation to update the forward-looking information contained in this release.

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Investor Relations:

John M. Laubacker, EVP, Chief Financial Officer, and Treasurer

+1 716 887 7368

Deborah Pawlowski, Kei Advisors LLC

dpawlowski@keiadvisors.com

+1 716 843 3908

Media:

Amanda LeBlanc, Chief Marketing Officer and Vice President, Global Marketing

amanda.leblanc@ctg.com

+1 225 772 8865